J.P. Morgan Funds
J.P. Morgan Money Market Funds
Supplement dated July 27, 1998, as applicable to the following Prospectuses:

J.P. Morgan Money Market Funds (combined), dated 2/2/98
J.P. Morgan Prime Money Market Fund, dated 2/2/98
J.P. Morgan Federal Money Market Fund, dated 2/2/98
J.P. Morgan Tax Exempt Money Market Fund, dated 2/2/98

Effective August 1, 1998, the shareholder servicing fee payable to Morgan for each of the above funds will be increased to 0.25%. The immediate impact on shareholders of the Federal Money Market Fund will be minimized since the expense reimbursement for this Fund will remain in place as described in the Prospectus.